UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K/A
                                     AMENDMENT NO. 1
                                            to
                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

                                    September 27, 1996
                                     (Date of Report)

                                      July 15, 1996
                             (Date of earliest event reported)

                                 ANALYTICAL SURVEYS, INC.
                  (Exact name of registrant as specified in its charter)

                                         COLORADO
                                 (State of incorporation)

                                         0-13111
                                 (Commission File Number)

                                        084-846389
                            (IRS Employer Identification No.)

                                   1935 Jamboree Drive
                            Colorado Springs, Colorado  80920
                         (Address of principal executive offices)

                                      (719)-593-0093
                             (Registrant's telephone number)


          Item 7.   Financial Statements and Exhibits

          Analytical Surveys, Inc. (the "Company") through its wholly owned subsidiary, ASI Landmark, Inc. acquired substantially all of the net assets of Westinghouse Landmark GIS, Inc., 1903 North Harrison Avenue, Cary, North Carolina on July 15, 1996. The Company filed a Current Report on form 8-K dated July 15, 1996 to report the transaction. This amendment number 1 to Current Report on Form 8-K dated July 15, 1996 presents the unaudited pro forma financial information.

           (b)  PRO FORMA FINANCIAL INFORMATION

             ANALYTICAL SURVEYS, INC.
             UNAUDITED PRO FORMA BALANCE SHEET
             As of June 30, 1996                      (000's)

                                             ASI-      Analy-     Comb      Pro        Pro
                                             Land-     tical      Hist-     Forma      Forma
                                             mark     Surveys     orical    Adj       Combined
          Assets
          Cash                           $       -        490       490       (92) (a)    398
          Accounts receivable                1,538      3,733     5,271                 5,271
          Revenue in excess
                 of billing                    751      7,996     8,747      (347) (a)  8,400
          Deferred income taxes                  -         74        74                    74
          Prepaid expenses                      85        483       568       (50) (a)    518
                                             -----     ------    ------      ----      ------
          Total current assets               2,374     12,776    15,150      (489)     14,661
                                             -----     ------    ------      ----      ------

          Equipment                            671      6,359     7,030       180  (a)  7,210
          Furniture and fixtures                26        856       882       (20) (a)    862
          Leasehold improvements                 4        153       157        (1) (a)    156
                                             -----     ------    ------      ----      ------
                                               701      7,368     8,069       159       8,228
          Accumulated depreciation               -     (5,715)   (5,715)        -      (5,715)
                                             -----     ------    ------      ----      ------
                                               701      1,653     2,354       159       2,513

          Goodwill                               -      2,850     2,850        81 (a)   2,931
                                             -----     ------    ------      ----      ------
          Total assets                   $   3,075     17,279    20,354      (249)     20,105
                                             =====     ======    ======      ====      ======


          Liabilities and Stockholders' Equity

          Notes payable to bank          $       -        150       150                   150
          Current portion of
           long term debt                        -        783       783       275  (a)  1,058
          Billings in excess of
           costs and revenue                   572        300       872      (136) (a)    736
          Accounts payable                     226      1,834     2,060                 2,060
          Accrued Payroll
           and benefits                        264        909     1,173                 1,173
                                             -----     ------    ------      ----      ------
          Total current liabilities          1,062      3,976     5,038       139       5,177
                                             -----     ------    ------      ----      ------

          Deferred income taxes                  -         25        25                    25
          Deferred compensation                  -         62        62                    62
          Long term debt                         -      3,237     3,237     1,625  (a)  4,862
                                             -----     ------    ------      ----      ------
          Total liabilities                  1,062      7,300     8,362     1,764      10,126
                                             -----     ------    ------      ----      ------

          Seller's equity                    2,013          -     2,013    (2,013) (a)      -

          Common stock                           -      5,507     5,507                 5,507
          Treasury stock                         -       (125)     (125)                 (125)
          Retained earnings                      -      4,597     4,597                 4,597
                                             -----     ------    ------      ----      ------
          Total equity                       2,013      9,979    11,992    (2,013)      9,979
                                             -----     ------    ------      ----      ------
          Total liabilities and
           equity                        $   3,075     17,279    20,354      (249)     20,105
                                             =====     ======    ======      ====      ======

             ANALYTICAL SURVEYS, INC.
             UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
             Pro Forma Year ended September 30, 1995        (000's)

                                             ASI-      Analy-     Comb       Pro        Pro
                                             Land-     tical      Hist-     Forma       Forma
                                             mark     Surveys    orical      Adj       Combined
          Sales                         $    6,374    20,333     26,707       162  (b) 26,869
                                             -----    ------     ------      ----      ------

          Salaries                           3,424     9,509     12,933                12,933
          Subcontractors                     1,083     4,106      5,189                 5,189
          General and administration         1,486     3,446      4,932                 4,932
          Depreciation and
                amortization                   289     1,278      1,567        44  (b)  1,611
                                             -----    ------     ------      ----      ------
          Total costs and expenses           6,282    18,339     24,621        44      24,665
                                             -----    ------     ------      ----      ------

          Operating income                      92     1,994      2,086       118       2,204
                                             -----    ------     ------      ----      ------

          Other income (expense)
             Other expense, net                (24)     (144)      (168)                 (168)
             Interest expense                    -      (429)      (429)     (158) (b)   (587)
                                             -----    ------     ------      ----      ------
          Total other income (expense)         (24)     (573)      (597)     (158)       (755)
                                             -----    ------     ------      ----      ------

          Net income before tax                 68     1,421      1,489       (40)      1,449
          Income taxes                                   538        538        11  (c)    549
                                             -----    ------     ------      ----      ------

          Net income                    $       68       883        951       (51)        900
                                             =====    ======     ======      ====      ======

          Earnings per share            $               0.19                             0.19
                                                      ======                           ======


             UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
             Pro Forma Nine Months ended June 30, 1996      (000's)

                                             ASI-      Analy-     Comb       Pro        Pro
                                             Land-     tical      Hist-     Forma       Forma
                                             mark     Surveys    orical      Adj       Combined
          Sales                         $    3,738    15,296     19,034       120  (b) 19,154
                                             -----    ------     ------      ----      ------

          Salaries                           2,927     7,077     10,004                10,004
          Subcontractors                       666     2,652      3,318                 3,318
          General and administration         1,091     2,503      3,594                 3,594
          Depreciation and
                amortization                   233       802      1,035        33 (b)   1,068
                                             -----    ------     ------      ----      ------
          Total costs and expenses           4,917    13,034     17,951        33      17,984
                                             -----    ------     ------      ----      ------

          Operating income                  (1,179)    2,262      1,083        87       1,170
                                             -----    ------     ------      ----      ------

          Other income (expense)
             Other expense, net                (56)       15        (41)                  (41)
             Interest expense                           (217)      (217)     (103) (b)   (320)
                                             -----    ------     ------      ----      ------
          total other income (expenses)        (56)     (202)      (258)     (103)       (361)
                                             -----    ------     ------      ----      ------

          Net income before tax             (1,235)    2,060        825       (16)        809
          Income taxes                           -       782        782      (475) (c)    307
                                             -----    ------     ------      ----      ------

          Net income                    $   (1,235)    1,278         43       459         502
                                             =====    ======     ======      ====      ======

          Earnings per share            $               0.26                             0.10
                                                      ======                           ======

              ANALYTICAL SURVEYS, INC.
              NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


          On July 15, 1996, ASI Landmark, Inc. a wholly owned subsidiary of Analytical Surveys, Inc., acquired substantially all of the net operating assets of Westinghouse Landmark, Inc., a wholly owned subsidiary of Westinghouse Electric Company. The transaction was accounted for as a purchase. The unaudited pro forma statements of operations do not purport to be indicative of the results of operations had the acquisition been consumated on October 1, 1994.

          The Unaudited Pro Forma Balance sheet as of June 30, 1996 gives effect to the acquisition as if the transaction occurred on June 30, 1996. The Analytical Surveys, Inc. June 30, 1996 unaudited balance sheet was combined with the book value of the net assets acquired from Westinghouse Landmark, Inc. at July 15, 1996, the purchase date. Purchase and pro forma adjustments are described below.

          The Unaudited Pro Forma Statement of Operations for the year ended September 30, 1995 gives effect to the acquisition as if the transaction occurred on October 1, 1994. The historical results of operations of Westinghouse Landmark for its fiscal year ended December 9, 1995 were combined with the Pro forma Results of Operations for the Year ended September 30, 1995 of Analytical Surveys, Inc. and its newly acquired division Intelligraphics. The Intelligraphics acquisition and the related pro forma financial statements were reported on a Current Report on Form 8-K dated December 22, 1995 and amended February 15, 1996.

          The Unaudited Pro Forma Statement of Operations for the nine months ended June 30, 1996 also gives effect to the acquisition as if the transaction occurred on October 1, 1994. The unaudited results of operations of Westinghouse Landmark for its fiscal nine months ended July 6, 1996 were combined with the unaudited results of operations for the nine months ended June 30, 1996 of Analytical Surveys, Inc. including its newly acquired Intelligraphics division from its date of acquisition.


          Pro forma adjustments:

          The following pro forma adjustments to the combined balance sheet and results of operations are reflected in the pro forma financial statements and are referenced by the letter indicated

                (a) Purchase entry - Balance Sheet

          The pro forma adjustment to reflect the purchase of the net operating assets and the assumption of certain liabilities per the purchase agreement with Westinghouse Landmark, Inc. The excess of the value paid for the assets ($1,930,000 cash paid to the seller plus transaction costs of $65,000) over the fair market value of the net assets acquired was recorded as goodwill. Goodwill will be amortized over a fifteen year period. The purchase adjustment includes the revaluation of assets acquired to fair market value, the elimination of intercompany balances and the addition of $1,900,000 in term debt to finance the purchase.

                (b) Pro Forma adjustments to Statements of Operations

          The combined historical results of operations were adjusted to reflect the effects on operating results of the acquisition. This includes primarily the amortization of the difference between the book value of assets acquired and their fair market value and the interest on the added term debt.

          The adjustments do not purport to reflect the results of operations which would have been achieved had Landmark been owned by the Company during the periods. The results of operations for the nine months ended June 30, 1996 are not considered to be representative of future results based on contracts and estimates in place at the purchase date.

                (c) Income taxes

          Reflects the effect of income tax expenses caused by the Pro Forma adjustments to Statements of Operations as described above plus the income tax effects of Westinghouse Landmark's operations. Westinghouse Landmark's tax status was affected by loss carryforwards which will not be available to ASI Landmark.




                                    SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Analytical Surveys, Inc.



                                         by: /s/ Scott C. Benger
                                             Secretary/Treasurer